ULTRA SERIES FUND
Supplement dated May 25, 2023

This Supplement dated May 25, 2023, amends the Statutory Prospectus of the Ultra Series Fund dated May 1, 2023

Effective on or about July 31, 2023, the Ultra Series Diversified Income Fund (the “Fund”), will move from a fund that invests in individual stocks and bonds to a fund that invests primarily in shares of other registered investment companies (“underlying funds”), including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”). In connection with this change, the Fund’s day-to-day portfolio management team and principal investment strategies will change, but the Fund’s investment objective will remain the same. As of the same date, the investment management fee will be reduced; however, the Fund’s total annual fund operating expenses will remain the same.
Accordingly, effective as of July 31, 2023, the Fund’s disclosures are amended and restated as set forth below.
Ultra Series Fund - Diversified Income Fund

Fees and Expenses. The Shareholder Fees and Annual Operating Expenses table is amended and restated as set for below.

Shareholder Fees: (fees paid directly from your investment)	Class I	Class II
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fees	0.25%	0.25%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses[1]	0.45%	0.45%
Total Annual Fund Operating Expenses	0.73%	0.98%
1 Fees and expenses expected to be incurred indirectly by the Fund in the current fiscal year as a result of investing in shares of one or more underlying funds.

Principal Investment Strategies. The “Principal Investment Strategies” disclosure is amended and restated as set for below.
The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among several asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds and ETFs (the “affiliated underlying funds”). Generally, Madison will not invest more than 80% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds.
Madison may employ multiple analytical approaches to determine the appropriate allocation among the underlying funds, including:
•Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.
•Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.
•Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the Fund’s aim to achieve a favorable overall risk and return profile.
•Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the Fund under different economic and market conditions.

USF-STATPRO SUP (0523)

In addition, Madison has a flexible mandate that permits the Fund, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks. The following two risk factors are added to the “Principal Risks” disclosure:
Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transactions costs and because of the temporary unavailability of certain component securities of the index.
Portfolio Management. The “Portfolio Management” disclosure is amended and restated as set for below.
The investment adviser to the Fund is Madison Asset Management, LLC. Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) and Stuart Dybdahl, CFA and CAIA (Vice President, Portfolio Manager/ Analyst) co-manage the Fund. Messrs. Ryan and Dybdahl have served in this capacity since July 2023.

The Shares. In “The Shares” section, the sentence under the header has been replaced with the following:
As used herein, the term “Allocations Funds” refers to the Conservative Allocation Fund, the Moderate Allocation Fund, the Aggressive Allocation Fund, and the Diversified Income Fund.
Investment Adviser. In the “Investment Advisor” section, under the heading “Investment Advisory Agreement,” the Management Fee has been updated as follows:

Fund	Management Fee
Diversified Income Fund	0.25%

Please read this Supplement carefully and keep for future reference.

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